EXHIBIT 24.1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments thereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 an additional 5,000,000 Class A Common Shares of the Company, to be issued by the Company pursuant to the Cooper Industries, Inc. Amended and Restated Stock Incentive Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of June, 2004.

/s/ Stephen G. Butler
Stephen G. Butler

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments thereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 an additional 5,000,000 Class A Common Shares of the Company, to be issued by the Company pursuant to the Cooper Industries, Inc. Amended and Restated Stock Incentive Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 17th day of June, 2004.

/s/ Robert M. Devlin
Robert M. Devlin

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments thereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 an additional 5,000,000 Class A Common Shares of the Company, to be issued by the Company pursuant to the Cooper Industries, Inc. Amended and Restated Stock Incentive Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 17th day of June, 2004.

/s/ Ivor J. Evans
Ivor J. Evans

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments thereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 an additional 5,000,000 Class A Common Shares of the Company, to be issued by the Company pursuant to the Cooper Industries, Inc. Amended and Restated Stock Incentive Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 17th day of June, 2004.

/s/ Clifford J. Grum
Clifford J. Grum

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, her true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in her name and in her capacity as aforesaid, a Registration Statement on Form S-8 and any amendments thereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 an additional 5,000,000 Class A Common Shares of the Company, to be issued by the Company pursuant to the Cooper Industries, Inc. Amended and Restated Stock Incentive Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as her own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of June, 2004.

/s/ Linda A. Hill
Linda A. Hill

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments thereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 an additional 5,000,000 Class A Common Shares of the Company, to be issued by the Company pursuant to the Cooper Industries, Inc. Amended and Restated Stock Incentive Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 21st day of June, 2004.

/s/ James J. Postl
James J. Postl

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments thereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 an additional 5,000,000 Class A Common Shares of the Company, to be issued by the Company pursuant to the Cooper Industries, Inc. Amended and Restated Stock Incentive Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 17th day of June, 2004.

/s/ Dan F. Smith
Dan F. Smith

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments thereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 an additional 5,000,000 Class A Common Shares of the Company, to be issued by the Company pursuant to the Cooper Industries, Inc. Amended and Restated Stock Incentive Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 17th day of June, 2004.

/s/ Gerald B. Smith
Gerald B. Smith

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-8 and any amendments thereto (including any post-effective amendment), to be filed with the Securities and Exchange Commission to register under the Securities Act of 1933 an additional 5,000,000 Class A Common Shares of the Company, to be issued by the Company pursuant to the Cooper Industries, Inc. Amended and Restated Stock Incentive Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 17th day of June, 2004.

/s/ James R. Wilson
James R. Wilson